UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2008

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PROTOCALL TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

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Nevada	0-51111	41-2033500
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

47 Mall Drive

Commack, NY 11725

(Address of Principal Executive Office) (Zip Code)

(631) 543-3655

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(A) Protocall Technologies Incorporated (the “Company”) concluded on April 8, 2008 that the Company will restate previously issued financial statements included in Forms 10QSB for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007 (the “2007 Interim Financials”). The restatement adjustments are needed primarily to correct the Company’s historical accounting in connection with the issuance of warrants in private placements during the quarters ended March 31, 2007 and June 30, 2007, as well as to correct the accounting for conversions of convertible notes during the quarters ended June 30, 2007 and September 30, 2007.

Marcum & Kliegman LLP, the Company’s independent registered public accounting firm commencing February 14, 2008, while performing procedures in connection with its audit of the Company’s December 31, 2007 financial statements, advised the Company on April 2, 2008 and April 3, 2008 that they believed there may have been the following two errors:

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The Company should have recorded the fair value of the derivative warrants in excess of the cash received in the private placement of common stock and warrants as a charge to net income in the Statement of Operations. Previously the excess fair value was included in additional paid in capital in the quarter ended March 31, 2007 and as a deemed dividend in the quarter ended June 30, 2007.

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Additionally, the Company is correcting the accounting to reclassify the fair value of the derivative conversion option liability upon a debt conversion to additional paid in capital and any unaccreted discount associated with the conversion to interest expense. Previously interest expense was not recorded in the quarter ended June 30, 2007 and there was as an error in the amount of fair value reclassified to additional paid in capital in the quarter ended September 30, 2007.

Management concluded on April 8, 2008 that these items were errors and that the 2007 Interim Financials required restatement and should no longer be relied upon. The Company’s Form 10-KSB for the year ended December 31, 2007, due to be filed as soon as practicable, will reflect the necessary adjustments for the period then ended and footnote disclosure of the effects on each of the restated quarterly periods. Additionally, the Company expects to file amendments to each of their 2007 Forms 10QSB with or before the Company’s Form 10-KSB is filed.

Based upon these changes, the Company is re assessing their internal controls over financial reporting as it relates to complex transactions such as accounting for derivative instruments.

Pursuant to this Item 4.02, the Company’s management have discussed the matters disclosed in this Form 8-K with the Company’s former independent registered public accounting firm, Eisner LLP, who had previously reviewed these periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

By:	/s/ BRUCE NEWMAN
Bruce Newman Chief Executive Officer

Date April 11, 2008